BMBC

BRYN MAWR BANK CORPORATION

Announces the Acquisition of:

Royal Bancshares of Pennsylvania, Inc.

RoyalBank AMERICA

January 31, 2017
NASDAQ: BMTC

Forward Looking Statements and Safe Harbor

This presentation contains statements which, to the extent that they are not recitations of historical fact may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Such forward-looking statements may include financial and other projections, as well as statements regarding the expected financial and other effects of the transaction, Bryn Mawr Bank Corporation's ("Bryn Mawr" or "BMBC") future plans, objectives, performance, revenues, growth, profits, operating expenses or BMBC's underlying assumptions. The words "may," "would," "should," "could," "will," "likely," "possibly," "expect," "anticipate," "intend," "indicate," "estimate," "target," "potentially," "promising," "probably," "outlook," "predict," "contemplate," "continue," "plan," "forecast," "project," "are optimistic," "are looking," "are looking forward" and "believe" or other similar words and phrases may identify forward-looking statements. Persons reading this presentation are cautioned that such statements are only predictions, and that BMBC's actual future results or performance may be materially different.

Such forward-looking statements involve known and unknown risks and uncertainties. A number of factors could cause actual results, events or developments, or industry results, to be materially different from any future results, events or developments expressed, implied or anticipated by such forward-looking statements, and so business and financial condition and results of operations could be materially and adversely affected. In addition to factors previously disclosed in BMBC's and Royal Bancshares of Pennsylvania, Inc.'s ("Royal" or "RBPI") reports filed with the U.S. Securities and Exchange Commission (the "SEC") and those identified elsewhere in this document, such factors include, among others, that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; that prior to the completion of the transaction or thereafter, BMBC's and RBPI's respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; the inability of RBPI to cash out outstanding warrants to purchase RBPI Class A Common Stock; reputational risks and the reaction of the companies' customers to the transaction; diversion of management time on merger-related issues; the integration of acquired business with BMBC may take longer than anticipated or be more costly to complete and that the anticipated benefits, including any anticipated cost savings or strategic gains may be significantly harder to achieve or take longer than anticipated or may not be achieved; the need for capital, ability to control operating costs and expenses, and to manage loan and lease delinquency rates; the credit risks of lending activities and overall quality of the composition of loan, lease and securities portfolio; the impact of economic conditions, consumer and business spending habits, and real estate market conditions; changes in the levels of general interest rates, deposit interest rates, or net interest margin and funding sources; changes in banking regulations and policies; changes in accounting policies and practices; the inability of key third-party providers to perform their obligations to us; our ability to attract and retain key personnel; competition in our marketplace; war or terrorist activities. All forward-looking statements and information set forth herein are based on management's current beliefs and assumptions as of the date hereof and speak only as of the date they are made. BMBC and RBPI do not undertake to update forward-looking statements.

For a complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, as updated by our quarterly or other reports subsequently filed with the SEC.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger transaction, BMBC will file with the Securities and Exchange Commission a Registration Statement on Form S-4 that will include a Proxy Statement of RBPI, and a Prospectus of BMBC, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about BMBC and RBPI, may be obtained at the SEC's Internet site (http://www.sec.gov).

BMBC and RBPI and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of RBPI in connection with the proposed merger. Information about the directors and executive officers of BMBC is set forth in the proxy statement for BMBC's 2016 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 18, 2016. Information about the directors and executive officers of RBPI is set forth in the proxy statement for RBPI 2016 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 17, 2016. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

Transaction Rationale

Significantly Enhances Banking Franchise

- Strengthens Bryn Mawr Trust's position as the largest community bank in Philadelphia's affluent western suburbs and, based on deposits, the 8th largest community bank(1) headquartered in Pennsylvania.
  - Expands franchise by 13 branches(2) and $592(2) million deposits in attractive areas of Montgomery, Chester and Philadelphia counties(2)
  - Creates a deeper presence in the attractive Philadelphia market
  - Provides entry into New Jersey
  - Expands leasing business
- Increases deposit base market share to approximately $3.0 billion in the Greater Philadelphia area; $1.7 billion in Montgomery County
- Enhances commercial lending division with an experienced lending team

Transactional Synergies

- Credit culture change completed under new executive leadership
- In-market acquisition enhances synergy opportunities
- Pro-forma CRE / total capital ratios at satisfactory levels
- Same core processor facilitates conversion
- Proven track record of integrating acquisitions (8 acquisitions since 2008)

Financially Attractive

- Mid single-digit estimated accretion to Bryn Mawr in 2018
- Ability to recover a significant portion of the valuation allowance on deferred tax asset
- Internal rate of return in the mid-teens
- Identified pre-tax cost savings of approximately 40% of G&A expenses
- Immediately accretive to tangible book value
- Pro forma capital ratios at expected close remain well in excess of Basel III guidelines
- No revenue synergies assumed but opportunities identified

(1) Banks headquartered in Pennsylvania with total assets less than $10 billion
(2) Subject to branch review; as of September 30, 2016

Transaction Summary

Consideration	▪ 100% stock consideration ▪ A fixed exchange ratio of 0.1025 shares of Bryn Mawr Bank Corporation ("Bryn Mawr") common stock for each share of Royal Bancshares of Pennsylvania ("Royal") Class A common stock and a fixed exchange ratio of 0.1179 shares of BMBC common stock for each share of RBPA's Class B common stock ▪ Implied price per Class A share of $4.19 based on Bryn Mawr's 20-day average closing price of $40.85 as of January 30, 2017 and a total transaction value of $127.7 million, including the cash out of in-the-money options and assumed cash out of outstanding warrants
Board Composition and Management	▪ Bryn Mawr will add one representative of Royal to its holding company and bank Boards of Directors ▪ An advisory board will be formed consisting of certain current Royal board members ▪ Kevin Tylus, Royal's President & CEO, will continue as Managing Director of New Markets
Due Diligence	▪ Completed comprehensive due diligence ▪ Third party loan review (approximately 50% of the commercial loan portfolio reviewed)
Required Approvals	▪ Royal's shareholders ▪ Customary regulatory
Expected Close	▪ 3rd Quarter 2017

Expected Financial Impact

Key Assumptions

- 100% stock consideration
- Pre-tax annual cost savings of approximately 40% of non-interest expenses
- 100% cost savings achieved by 2018
- Revenue synergies identified but not assumed
- Pre-tax merger related expenses of approximately $19.3 million and merger related capital expenditures of approximately $3.8 million
- Reversal of $25.3 million valuation allowance on Royal's deferred tax asset ("DTA")
- Estimated loan mark of 3%
- Core deposit intangible of 1.0% amortized over 10 years
- Estimated closing – 3rd Quarter 2017

Expected Merger Impacts

EPS	➢ Mid single-digit estimated accretion to Bryn Mawr in 2018
Tangible Book Value	➢ Immediately accretive to tangible book value
Internal Rate of Return	➢ IRR in the mid-teens
Combined Balance Sheets (1)	➢ Assets: $4.0 billion ➢ Gross Loans: $3.1 billion ➢ Deposits: $3.1 billion

(1) September 30, 2016 financial data; amounts do not reflect any potential purchase accounting adjustments

Builds Scale in Attractive Western Philadelphia Suburbs

Pro Forma Branch Map



Pennsylvania
Reading
Montgomery
Princeton
Chester
Philadelphia
Delaware
Philadelphia
New Castle
Wilmington
New Jersey
Maryland
Bryn Mawr (34)
Royal (13)
Royal LPO

Q3 '16 Results ($mm)	BMBC	RoyalBank	*Combined* [1]
Assets:	$3,174	$811	$3,985
Gross Loans:	2,505	576	3,081
Deposits:	2,478	592	3,070
Branches:	34	13	47

Projected Population Growth (2017 – 2022)[2]



2.00%
1.50%
1.00%
0.50%
1.78%
1.76%
1.77%
0.81%
BMTC
Royal
Pro Forma
PA

2017 Median Household Income[2]



$80,000
$70,000
$60,000
$50,000
$40,000
$78,073
$67,927
$76,047
$56,824
BMTC
Royal
Pro Forma
PA

Source: SNL Financial demographic data; county deposit market share as of June 30, 2016

(1) Does not include purchase accounting adjustments

(2) Market demographic data weighted by county deposits

Enhanced Positioning in Markets of Operation

- Increases deposit base to approximately $3.0 billion in the Greater Philadelphia area and approximately $1.7 billion in Montgomery County
- Largest community bank, based on deposits, for the combined branch zip code based market

Deposit Market Share – Branch Zip Codes Basis

Rank	Institution	Number of Branches	Deposits in Market ($mm)	Market Share (%)
1	Wells Fargo & Co. (CA)	52	7,153	15.0%
2	PNC Financial Services Group Inc. (PA)	37	5,967	12.5%
3	Citizens Financial Group Inc. (RI)	56	5,446	11.4%
4	Toronto-Dominion Bank	35	5,015	10.5%
5	Comenity Bank	1	3,510	7.4%
6	Banco Santander SA	23	3,482	7.3%
	Combined Entity	47	3,027	6.3%
7	Bryn Mawr Bank Corp. (PA)	34	2,423	5.1%
8	Bank of America Corp. (NC)	16	1,959	4.1%
9	BB&T Corp. (NC)	26	1,861	3.9%
10	M&T Bank Corp. (NY)	15	1,364	2.9%
11	Firstrust Savings Bank (PA)	7	1,202	2.5%
12	WSFS Financial Corp. (DE)	15	942	2.0%
13	Beneficial Bancorp Inc. (PA)	14	827	1.7%
14	Customers Bancorp Inc. (PA)	5	784	1.6%
15	Bank of New York Mellon Corp. (NY)	2	711	1.5%
16	Royal Bancshares of Pennsylvania Inc. (PA)	13	604	1.3%
17	HSBC Holdings Plc	2	528	1.1%
18	KeyCorp (OH)	9	467	1.0%
19	Malvern Bancorp Inc. (PA)	4	359	0.8%
20	Fulton Financial Corp. (PA)	6	321	0.7%
	Total (1-10)	295	38,179	80.0%
	Total (1-61)	434	47,733	100.0%

Deposit Market Share – Montgomery, PA (County)

Rank	Institution	Number of Branches	Deposits in Market ($mm)	Market Share (%)
1	Wells Fargo & Co. (CA)	43	5,579	21.0%
2	Citizens Financial Group Inc. (RI)	37	3,476	13.1%
3	Toronto-Dominion Bank (-)	22	2,950	11.1%
4	PNC Financial Services Group Inc. (PA)	23	2,448	9.2%
5	Univest Corp. of Pennsylvania (PA)	20	1,793	6.8%
	Combined Entity	16	1,678	6.3%
6	BB&T Corp. (NC)	25	1,479	5.6%
7	Bryn Mawr Bank Corp. (PA)	11	1,384	5.2%
8	KeyCorp (OH)	21	1,345	5.1%
9	Firstrust Savings Bank (PA)	8	1,052	4.0%
10	Bank of America Corp. (NC)	12	920	3.5%
11	Banco Santander SA (-)	17	752	2.8%
12	Harleysville Savings Financial Corp. (PA)	8	511	1.9%
13	Beneficial Bancorp Inc. (PA)	9	432	1.6%
14	Royal Bancshares of Pennsylvania Inc. (PA)	5	294	1.1%
15	Ambler Savings Bank (PA)	7	277	1.0%
16	Republic First Bancorp Inc. (PA)	4	227	0.9%
17	Hatboro Federal Savings FA (PA)	1	195	0.7%
18	WSFS Financial Corp. (DE)	5	192	0.7%
19	Tompkins Financial Corp. (NY)	6	158	0.6%
20	Victory Bancorp Inc. (PA)	1	151	0.6%
	Total (1-10)	222	22,427	84.4%
	Total (1-48)	311	26,562	100.0%

Source: SNL Financial; deposit market share data as of June 30, 2016

Royal – Overview

- **Strategic branch locations in the affluent "Main Line" corridor of the Philadelphia suburbs**
  - Strengthens Bryn Mawr's market position in one of its core markets
  - Provides additional benefits throughout Montgomery and Chester Counties
- **Branch locations in the city of Philadelphia and a loan production office in Princeton, New Jersey**
  - Provide entry points for additional lending and deposit opportunities across a broader footprint
  - Accelerates transition to a regional community bank
- **Berks County, Pennsylvania location extends southeastern Pennsylvania reach**
  - Potential to extend lending relationships
  - Presence for future geographic expansion
- **Post Royal's turnaround, Royal and Bryn Mawr have similar corporate and credit cultures**
  - Strong credit culture confirmed by third party loan review
  - Opportunities to expand existing credit relationships and gain new relationships with a larger, broader platform

***Total Gross Loans** (\$mm)*



$600
$500
$400
$300
$499
$531
$547
$576
Q4 '15
Q1 '16
Q2 '16
Q3 '16

***Loans / Deposits** (%)*



100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
86.37%
90.13%
91.30%
97.23%
Q4 '15
Q1 '16
Q2 '16
Q3 '16

***TE / TA** (%)*



10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
9.17%
8.82%
8.93%
8.60%
Q4 '15
Q1 '16
Q2 '16
Q3 '16

***NPAs / Loans + OREO** (%)*



3.25%
2.75%
2.25%
1.75%
1.25%
3.01%
2.64%
2.52%
2.31%
Q4 '15
Q1 '16
Q2 '16
Q3 '16

Source: SNL Financial; financial data per company SEC filings as of September 30, 2016

Royal – Progress Timeline

2012

- Total Assets of $769.5 million
- NPAs / Assets of 5.72%
- $29.4 million of TARP Series A Preferred Stock
- TARP dividends in arrears of $5.8 million
- Trust preferred dividend in arrears of $2.5 million
- Under MOUs with the FDIC, PA Department of Banking (“PA DOB”), and the Federal Reserve Bank (“FED”)
- Net losses

2013

- February 2013 – Kevin Tylus is hired as Royal’s President and CEO and is appointed to the company’s Board of Directors
- Kevin oversees development and implementation of a turnaround plan
- Resolved two significant legacy legal matters
- Reduced non-interest expense by ~27.5%
- Reduced NPAs by $16.7 million
- Returned to profitability

2014

- July 2014 – raise $14 million in common equity in a private placement
- July 2014 – redeemed $11.6 million of TARP Series A Preferred Stock and eliminated $3.5 million in related dividends in arrears
- August 2014 – raised $6.0 million in common equity in a shareholder rights offering
- Double digit loan growth
- Continued asset quality improvements

2015

- Exceeded budgeted financial goals
- Satisfied FDIC and PA DOB MOUs
- Progress on FED MOU
- December 2015 – reversed a portion of the valuation allowance related to net deferred tax assets, resulting in a $5.1 million net tax benefit

2016

- March 2016 – redeemed $4.0 million of TARP Series A Preferred Stock and eliminated $2.0 million in related dividends in arrears
- November 2016 – redeemed the remaining $12.2 million of its TARP Series A Preferred Stock and eliminated $7.4 million in related dividends in arrears
- December 2016 – reversed a portion of the valuation allowance related to net deferred tax assets, resulting in a $1.8 million net tax benefit for the year[1]
- Total Assets of $832.5 million[1]
- NPAs / Assets of 1.15%[1]

(1) December 31, 2016 (unaudited)

Due Diligence Process

- **Comprehensive due diligence conducted by Bryn Mawr and third parties over the past few months, including:**
  - Tax
  - Credit
  - Legal
  - Accounting
  - Investments & BOLI
  - Branch Network (visited & assessed)
  - ALCO
  - Insurance & Risk Management
  - Information Technology

- **Conducted credit diligence**
  - Bryn Mawr and third-party loan review
  - Reviewed approximately 50% of the commercial portfolio (CRE, C&I, and Construction)
  - Multiple Construction / Commercial Real Estate sites visited

Proven Acquiror

- Three bank acquisitions, three wealth management, and two insurance agency acquisitions completed since 2008

Historical Bank and Thrift M&A:

Target	State	Completion Date	Deal Value ($mm)	Target Assets ($mm)
Continental Bank Holdings, Inc.	PA	1/1/2015	$125.1	$676.8
First Bank of Delaware	DE	11/16/2012	NA	78.1
First Keystone Financial, Inc.	PA	7/1/2010	31.3	480.0

Historical Wealth Management M&A:

Target	State	Completion Date	Deal Value ($mm)	Target AUM ($mm)
Davidson Trust Company	PA	5/15/2012	$10.5	$1,000.0
Private Wealth Management Group *Hershey Trust Co.*	PA	5/27/2011	18.6	1,100.0
JNJ Holdings LLC (Lau Associates)	DE	7/15/2008	19.0	506.0

Historical Insurance M&A:

Target	State	Completion Date	Deal Value ($mm)	Target Assets ($mm)
Robert J. McAllister Agency, Inc.	PA	4/1/2015	$1.0	NA
Powers Craft Parker & Beard, Inc.	PA	10/1/2014	7.0	NA

Source: SNL Financial

Summary

- Strengthens existing banking franchise while extending into attractive additional geographies
  - Combined assets: $4.0 billion(1)
  - Combined deposits: $3.1 billion(1)
- Solid financial returns based on conservative assumptions
  - No revenue enhancements assumed
  - Cost savings have been identified
  - Independent third-party loan review
- High transactional synergies
  - Similar cultures
  - Familiarity with markets
  - Same core processor
  - Proven acquirer

(1) September 30, 2016 financial data; amounts do not reflect any potential purchase accounting adjustments

BMBC
BRYN MAWR BANK CORPORATION

Appendix

Combined Loan & Deposit Composition

Loan Mix

Bryn Mawr Stand Alone

Total: $2,505mm


HELOC, Consumer and Other 9%
Construction 5%
Residential 17%
Commercial & Industrial 25%
Commercial Mortgages 44%

Yield on Loans: 4.52%

Total: $2,478mm


Jumbo Time Deposits 7%
Retail Time Deposits 10%
Demand Deposits 29%
MMDA & Other Savings 41%
NOW & Other Trans. Accts 13%

Cost of Total Deposits: 0.28%

Royal Stand Alone

Total: $576mm


HELOC, Consumer and Other 15%
Construction 13%
Residential 6%
Commercial & Industrial 18%
Commercial Mortgages 48%

Yield on Loans: 5.23%

Total: $592mm


Jumbo Time Deposits 17%
Demand Deposits 15%
NOW & Other Trans. Accts 7%
Retail Time Deposits 20%
MMDA & Other Savings 41%

Cost of Total Deposits: 1.03%

Combined(1)

Total: $3,081mm


HELOC, Consumer and Other 10%
Construction 7%
Residential 15%
Commercial & Industrial 24%
Commercial Mortgages 44%

Total: $3,070mm


Jumbo Time Deposits 9%
Retail Time Deposits 12%
Demand Deposits 26%
NOW & Other Trans. Accts 12%
MMDA & Other Savings 41%

Deposit Mix

Source: SNL Financial; Bryn Mawr loan and deposit data per SEC filings as of September 30, 2016; Royal loan and deposit data per SEC filings as of September 30, 2016

(1) Combined does not reflect purchase accounting adjustments at closing

BMBC
BRYN MAWR BANK CORPORATION

Transaction Valuation

Transaction Valuation		
Per Share Merger Consideration		
Exchange Ratio	0.1025 x	
Bryn Mawr Stock Price	$40.85	(1)
Implied Offer Price Per Share	**$4.19**	
Bryn Mawr Common Shares Issued (millions)		
Royal Class A Common Shares Outstanding	27.9	
Exchange Ratio	0.1025 x	
Bryn Mawr Shares Issued for Royal Class A Shares	2.9	
Royal Class B Common Shares Outstanding	1.9	(2)
Exchange Ratio	0.1179 x	
Bryn Mawr Shares Issued for Royal Class B Shares	0.2	
Total Bryn Mawr Shares to Be Issued to Royal Shareholders	**3.1**	
Total Royal Class A Shares Including Converted Class B Shares	*30.1*	(2)
Total Deal Value ($ millions)		
Stock Consideration to Royal Shareholders	$126.0	
Cash Out of In-The-Money Options and Warrants	$1.7	
Total Deal Value	**$127.7**	

Notes

(1) 20 Day Average closing price as of 1/30/17.

(2) Royal's Class B Common Stock can be converted into Class A Common Stock at a ratio of 1.15x Class A Common Shares for each Class B Common Share.

Transaction Multiples

Transaction Multiples		
Valuation		
Exchange Ratio	0.1025 x	
Implied Offer Price Per Share	$4.19	(1)
Total Deal Value ($ millions)	$127.7	(2)
Transaction Multiples (12/31/16 Basis)		
Total Deal Value / Tangible Book Value	247.3%	
Total Deal Value / Adjusted Tangible Book Value	165.9%	(3)
Total Deal Value / Adjusted Net Income	25.0x	(4)
Adjusted Core Deposit Premium	9.5%	(5)
Pro Forma Ownership		
Bryn Mawr	84.6%	
Royal	15.4%	

Notes

(1) Reflects exchange ratio applied to Bryn Mawr's 20 Day Average closing price as of 1/30/17 of $40.85.

(2) Includes the cash out of in-the-money options and assumes the cash out of outstanding warrants.

(3) Based on unaudited 12/31/16 financial data. Adjusted tangible book value includes an estimated $25.3 million DTA allowance reversal potentially available in conjunction with a merger, but does not include any merger related purchase accounting adjustments.

(4) Based on unaudited 12/31/16 financial data. Assumes a normalized 2016 net income for Royal of $5.1 million, which excludes investment securities gains, foreclosure and OREO expenses, other non-recurring income and expense items, and minority interest, adjusted at a 35% tax rate.

(5) Based on unaudited 12/31/16 financial data. Uses total deal value less tangible common equity as well as the estimated merger related DTA allowance reversal as a percentage of core deposits. Core deposits are defined as total deposits less time deposits greater than $100,000.

BMBC
BRYN MAWR BANK CORPORATION